UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2004

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Wilshire Boulevard, Suite 1400
	Los Angeles, California	90024
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 443-5360

(Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	DEPARTURE OF DIRECTORS
Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS
EXHIBIT 10.1

Item 5.02 Departure of Directors.

(a)	Resignation or removal of directors as a result of disagreement or removal for cause.

None.

(b)	Termination of certain officers; resignation or removal of directors other than as a result of disagreement or removal for cause.

Effective as of October 22, 2004, Mr. Keith Yokomoto resigned from the Board of Directors. A copy of his resignation letter is attached as an Exhibit to this Current Report.

(c)	Appointment of new officers or directors.

None.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits.

Exhibit No.	Description
10.1.	Correspondence from Mr. Keith Yokomoto

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC.
(Registrant)

Date: October 22, 2004

/s/ ROBERT N. WEINGARTEN

Robert N. Weingarten
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description
10.1.	Correspondence from Mr. Keith Yokomoto